Vanguard Morgan(TM)Growth Fund
Annual Report -- September 30, 2001

STOCK

The Vanguard Group(R)

September 11, 2001

On September 11, a series of attacks on our nation by terrorists claimed thousands of lives.
     We want to convey, on behalf of Vanguard's 11,000 crew members, our profound sense of anguish for the victims of the attacks and their families, friends, and colleagues.
     Despite the huge loss of life, the tremendous physical destruction, and the widespread disruption of commerce caused by these attacks, we are confident that the people, financial markets, and economy of the United States will move forward.
     The adaptability and resolve of our people, the resiliency of our markets, and the inherent strength of our economic system have overcome many severe tests in the past 200 years. We believe they will do so again.
     Finally, we salute our clients, who responded to the events of September 11 and their aftermath with patience, reason, and a long-term, not short-term, perspective. We feel privileged to serve such investors.

-- John J. Brennan
   Chairman and Chief Executive Officer

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CONTENTS

Letter from the Chairman              1
Report from the Advisers              6
Fund Profile                          9
Glossary of Investment Terms         10
Performance Summary                  11
Your Fund's After-Tax Returns        12
Financial Statements                 13


SUMMARY
* Vanguard Morgan Growth Fund returned -25.3% during the nine months ended September 30, reflecting across-the-board weakness in the stock market.
* The fund's return--while dismal on an absolute basis--was better than the average result of competing funds.
* This report covers only a nine-month period because the fund's fiscal year-end has changed from December 31 to September 30. The shift does not affect the fund's objective or policies.

LETTER FROM THE CHAIRMAN
[PHOTO]
John J. Brennan

Fellow Shareholder,
VANGUARD MORGAN GROWTH FUND returned -25.3% during the nine months ended September 30, 2001--a period marked by deteriorating economic conditions, falling stock prices, and the worst terrorist attacks in U.S. history.
     As we noted in our semiannual report to you three months ago, the fund's fiscal year-end has moved from December 31 to September 30. As a result, this report covers just the nine months elapsed since last December. In the future, you will receive a semiannual report covering the six months through March and an annual report covering the twelve months through September.
     The table below shows the nine-month total returns (capital change plus reinvested dividends) for the fund, its average peer, the Growth Fund Stock Index (which tracks the stock holdings of the 50 largest growth mutual funds), and the Wilshire 5000 Total Market Index (a measure of the overall U.S. stock market). The table also presents the return for your fund's Admiral(TM) Shares, which were introduced on May 14, 2001. These shares offer a lower expense ratio to shareholders whose sizable, long-tenured accounts bring economies of scale and lower costs to the fund.

----------------------------------------------------------
2001 Total Returns                       Nine Months Ended
                                              September 30
----------------------------------------------------------
Vanguard Morgan Growth Fund                         -25.3%
Average Multi-Cap Growth Fund*                      -37.8
Growth Fund Stock Index**                           -31.9
Wilshire 5000 Index                                 -20.8
----------------------------------------------------------

Admiral Shares (Since May 14, 2001, inception)
----------------------------------------------------------
Vanguard Morgan Growth Fund                         -21.1%
----------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Reflects the returns of the average common stock holdings of the 50 largest growth-oriented mutual funds.

     The fund's total return is based on a decrease in net asset value from $17.08 per share on December 31, 2000 ($50.00 at inception per Admiral Share), to $12.71 per share on September 30, 2001 ($39.44 per Admiral Share), and is adjusted for a distribution of $0.05 per share paid from net realized capital gains. (Admiral Shares distributed no capital gains.)
     If you hold your shares in a taxable account, you may wish to review our report on the fund's after-tax returns on page 12.

ECONOMIC OVERVIEW
The terrorist attacks on September 11 shut down the U.S. stock market for four days, its longest closing since World War I. The market reopened on September 17, and stock prices plummeted throughout that week. To help ensure that the traumatized financial markets would have the liquidity to

--------------------------------------------------------------------------------
Market Barometer                                    Average Annual Total Returns
                                                Periods Ended September 30, 2001

                                                   One        Three         Five
                                                  Year        Years        Years
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                      -26.6%         2.0%        10.2%
Russell 2000 Index (Small-caps)                 -21.2          5.0          4.5
Wilshire 5000 Index (Entire market)             -29.0          1.9          8.6
MSCI EAFE Index (International)                 -28.5         -1.2         -0.1
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)      13.0%         6.4%         8.1%
Lehman 10 Year Municipal Bond Index              10.0          5.2          6.8
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                         5.0          5.1          5.1
================================================================================
CPI
Consumer Price Index                              2.6%         2.9%         2.5%
--------------------------------------------------------------------------------

function, the U.S. Federal Reserve Board reduced short-term interest rates by 50 basis points (0.5 percentage point) just before the reopening. Then, on October 2, the Fed cut rates by another 50 basis points, its ninth cut since January. That rate reduction brought the federal funds rate--the rate at which banks make overnight loans to other banks--to 2.5%, its lowest level since 1962.
     The Fed's most recent actions continued its yearlong campaign to revive the flagging U.S. economy. In the second quarter of 2001, the value of goods and services produced by the economy was just 1.2% higher (on an inflation-adjusted basis) than it had been a year earlier. Some analysts speculated that the economic impact of the terrorist attacks would tip the already weak economy into recession.
     Global economies generally followed the U.S. lead. Slow growth in Europe got even slower, and Japan struggled with long-standing economic and financial troubles. As weakness spread throughout major economies in North America, Asia, and Europe, the world's developing markets also faced tougher times.
     The U.S. economy's slowdown reflected sharp cutbacks in business investment, particularly in technology and telecommunications infrastructure. During the late 1990s, businesses spent heavily on the new economy's building blocks--the cables, routers, and computers used to generate, transmit, and process vast amounts of data. But after the bubble in Internet stocks burst in March 2000, investment capital became scarce, and corporate spending dried up.
     Until the September 11 attacks, it appeared that the U.S. economy was keeping just clear of recession, largely because of free spending by the American consumer. (An uptick in government spending also helped.) Housing sales and starts had remained strong, even as the number of unemployed workers crept up. Retail sales were also impressive. But both business activity and consumer confidence plunged after September 11, and the timing and extent of a rebound are uncertain.
     A spike in energy prices caused a sharp rise in the Consumer Price Index early in the fiscal period, but inflation then stabilized. Oil and gas prices pulled back, while businesses' efforts to trim inventories helped keep price increases under control. In the 12 months through September, the

CPI rose by 2.6%. It's worth noting that the Fed's latest rate cut leaves short-term interest rates a bit below the past year's inflation rate, which suggests that, for now at least, short-term securities may not generate a positive inflation-adjusted return.

--------------------------------------------------------------------------------
The U.S. economy's slowdown reflected sharp cutbacks in business investment, particularly in technology and telecommunications infrastructure.
--------------------------------------------------------------------------------

FINANCIAL  MARKETS IN REVIEW
Global financial markets fell hard over the nine months ended September 30. The broad U.S. stock market, as measured by the Wilshire 5000 Index, returned -20.8%. Overseas, the story was much the same. For U.S.-based investors, poor stock market returns abroad were reduced further by the strength of the U.S. dollar.
     Large-capitalization growth stocks were among the hardest hit, both at home and abroad. During the late 1990s, fast-growing technology and Internet stocks had been bid up to unprecedented heights. As investors became skeptical of these companies' valuations and earnings prospects in a slower-growing economy, tech issues suffered. The tech-heavy Nasdaq Composite Index lost -39% of its value during the nine months, and on September 30 was a stunning -70% below its March 2000 peak.
     Smaller stocks and value stocks--those with low prices relative to corporate measures such as earnings and book value--held up best, though even some of these market segments posted negative returns during the nine months.
     The broad investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 8.4% during the period, as declining short-term interest rates pushed the prices of short-term bonds higher. The yield of the 30-year Treasury bond inched 4 basis points lower to 5.42%. The yield of the 3-month Treasury bill, by contrast, dropped 353 basis points to 2.37%.

--------------------------------------------------------------------------------
During the nine months ended September 30, your fund recorded a steep decline of -25.3%--a bit worse than the return of the overall stock market but better than the average result of competing funds.
--------------------------------------------------------------------------------

FISCAL 2001 PERFORMANCE  OVERVIEW
During the abbreviated fiscal year--the nine months through September 30--your fund recorded a steep decline of -25.3%. This result was worse than that of the overall stock market, reflecting our focus on growth stocks, which were harder hit than their value counterparts during the period. Yet the fund's return was better than the average result of competing funds and the return of the Growth Fund Stock Index. Of course, it is difficult to find solace in a sharp decline, even if we outperformed some of our benchmarks.
     The Morgan Growth Fund saw declines during the nine months from holdings in every economic sector. In most cases, they were double-digit losses. Only our holdings in consumer staples, health care, and integrated oil companies recorded single-digit declines. Unfortunately, those investments accounted for just a quarter of our total assets, on average, during the period. (By September 30, our investment advisers had raised our total stake in such issues to 30% of fund assets. See the adjacent chart for the breakdown of the fund's assets among our three advisers.) The value of our technology holdings was cut in half during the period. Because we held a slightly smaller stake in the sector than the average competing mutual fund, we were able to outpace our peer group returns.
     The fund's sharp decline--dismaying as it was--is, in a sense, not surprising. Equity markets go through periods of terrific growth, as we witnessed throughout the late 1990s, as well as periods of decline, like the past year and a half. Indeed, since World War II, U.S. stocks, as measured by the Standard & Poor's 500 Index, have suffered nine bear markets (defined as peak-to-trough price declines of 20% or more), including the current one. Yet despite those setbacks, the market returned an average of 12% annually during the 55-year period. To earn those gains, investors had to endure some severe interim pain. We don't know when the cycle will turn upward again--nor, we believe, does anyone else--but turn again it will.

--------------------------------------------------------------------------------
Fund Assets Managed                                           September 30, 2001
                                                        $ Million     Percentage
--------------------------------------------------------------------------------
Wellington Management Company, llp                         $1,351            41%
Franklin Portfolio Associates, LLC                          1,159            35
Vanguard Quantitative Equity Group                            707            21
Cash Investments*                                             116             3
--------------------------------------------------------------------------------
Total                                                      $3,333           100%
--------------------------------------------------------------------------------
*This cash is invested by The Vanguard Group in equity index futures to simulate investment in stocks. Each adviser also may maintain a modest cash position.

     As of September 30, nearly half of our investments  were in health care and
consumer  discretionary  stocks,  such  as  media,  entertainment,   and  retail
companies.


LONG-TERM  PERFORMANCE  OVERVIEW
In our view, investors are best served by focusing on the long term. As you can see in the adjacent table, the Morgan Growth Fund's average annual return for the past ten years was 11.3%. This was a solid result in relative terms--higher than the average return of multi-cap growth mutual funds and in line with the

--------------------------------------------------------------------------------
Total Returns                                                    Ten Years Ended
                                                              September 30, 2001
                                                  ------------------------------
                                                  Average         Final Value of
                                                   Annual              a $10,000
                                                   Return     Initial Investment
--------------------------------------------------------------------------------
Vanguard Morgan
 Growth Fund                                        11.3%                $29,246
Average Multi-Cap
 Growth Fund                                        10.7                  27,635
Growth Fund Stock Index                             11.4                  29,471
Wilshire 5000 Index                                 11.9                  30,787
--------------------------------------------------------------------------------
performance of the Growth Fund Stock Index. We trailed the overall stock market because of our style tilt. Growth stocks of all sizes underperformed their value counterparts during the decade, just as they did in fiscal 2001.
     Our aim is to deliver long-term returns that exceed those of our peers. In this quest we are aided by our low costs. Your fund's expense ratio (annualized operating expenses as a percentage of average net assets) for the fiscal period was 0.41%, or $4.10 per $1,000 invested. According to data from Lipper Inc., the average multi-cap growth fund charged 1.53% ($15.30 per $1,000 of assets)--nearly four times as much. This cost gap has a simple, important consequence: To deliver the same net result as our fund, our average competitor must garner roughly 1.1 percentage points more in gross return, year after year. Simply put, high expenses act as a hurdle to successful investing.

IN SUMMARY
The past nine months have been trying for investors--and for the nation as a whole. Uncertainty can sometimes trigger hasty and ill-conceived investment decisions. But we believe that even momentous events such as those we've experienced this year should not alter a thoughtfully constructed long-term investment plan. Investing for the long term and holding a portfolio diversified across asset classes--stocks, bonds, and short-term investments--put you in the best position to stay on course through up and down markets. Thank you for entrusting your hard-earned dollars to us.


Sincerely,
John J. Brennan
Chairman and Chief Executive Officer
October 9, 2001

REPORT FROM THE ADVISERS
Amid a slumping stock market, VANGUARD MORGAN GROWTH FUND recorded a painful decline of -25.3% during the nine months ended September 30, the fund's new fiscal year-end. Although this result was not as poor as the losses of -37.8% for the average multi-cap growth stock fund and -31.9% for the Growth Fund Stock Index, we share your disappointment in the performance. The broadest measure of U.S. stocks, the Wilshire 5000 Index, fell -20.8% during the past nine months, indicating that there were few safe havens in the equity markets.

THE INVESTMENT ENVIRONMENT
Slowing economic activity and falling corporate profits--the by-products of a near-collapse in demand for technology and telecommunications equipment--were the core reasons for the stock market's decline throughout 2001. Then came the September 11 terrorist attacks, which further eroded economic and financial conditions. There really isn't a comparable event in our history, though perhaps the early years of the Cold War just after World War II bear a resemblance in that they were a period of background conflict punctuated by intense flare-ups. The S&P 500 Index fell -1.4% annually for the four years from June 1945 through June 1949, then rose at a 14.3% annual rate for the next four years, which included the Korean War.
     In any case, the long-run effects of the terrorist attacks on our economy and markets will depend heavily on the extent and duration of anxiety among consumers and business decision-makers. Today, one month after the attacks, stock markets have recovered much of the ground lost in the past four weeks.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by holding a well-diversified portfolio of growth stocks selected by several advisers using distinct investment strategies. Over time, such a fund should provide gross returns that parallel those of other large, growth-oriented mutual funds and net returns that exceed the group average.
--------------------------------------------------------------------------------

     It's not surprising that, owing to reduced business and consumer confidence, lower productivity caused by heightened security, a reduction in world trade, and so on, stock prices should be discounted further in the wake of the attacks. It seems clear that reduced consumer spending and damage to selected industries (airlines, insurers, travel, lodging) have pushed the U.S. economy into a recession. On the other hand, interest rates are lower, energy prices are down, and more fiscal stimuli are on the way in the United

States. The result could be a sharp recovery beginning within a few months. But for now, we foresee continued high volatility in the financial markets.

THE FUND'S SUCCESSES
Given Morgan Growth's negative return of -25.3% and losses on stocks in every industry category during the nine months, we can talk about "successes" only in terms of how we outpaced our index benchmark and peer group of growth stock funds.
     In most industry groups--but particularly in technology, health care, and financial services--our stock selections, on average, didn't fall as far as those of either our average competitor or the Growth Fund Stock Index. For example, in the tech sector, which was our second-largest industry weighting during the period, our holdings declined nearly -55%. As dreadful as this was, the tech component of the index dropped about -60%. Morgan Growth also benefited from our modest underweighting in technology (averaging 22% of assets, versus 26% for the Growth Fund Stock Index). Among financials, our -12% return outpaced the -19% decline for the index, and our health care holdings fell -7%, less than half the -16% decline posted by the index's health care stocks.
     Among individual holdings, strong performers included AOL Time Warner, General Dynamics, WorldCom, and International Rectifier. We also were aided, in a relative sense, by avoiding or holding smaller stakes than the index in several poor performers, including i2 Technologies, Enron, and American Express.

THE FUND'S SHORTFALLS
For the most part, our big shortcoming during the period was simply being a broadly diversified growth fund at a time when growth stocks were lousy performers. But we will continue to stick to our mandate and to our long-term goal of outperforming other growth-oriented funds. We must say that it's not at all satisfying to outperform by losing less than our peers in a down market.
     Compared with our peers and our benchmark index, we didn't have a lot of missteps. But we had a few. Our stock selections lagged the index in three of our smaller industry groups--utilities, producer durables, and materials & processing.
     In terms of individual stocks, we were hurt by a higher weighting than the index in some very poor performers during the past nine months, including Oracle, BEA Systems, Sonus Networks, and Cirrus Logic. And our move into Qwest Communications turned out to be premature.

THE FUND'S POSITIONING
We made no huge shifts in the fund's holdings during the abbreviated fiscal year. The biggest change in our industry weightings was in technology, where our stake fell to about 15% of assets at the period's end from 26.5% at the start of the year--largely due to the sharp decline in market values for tech stocks.
     Our biggest increases came in the health care and financial services groups. Mostly because it declined less than other sectors, health care is now our largest industry concentration, at about 23% of assets, and we expect to trim our holdings there. Financial services, at 19% of assets, is now our third-largest industry weighting. We had begun adding insurance companies before the terrorist attacks, because prospects were brightening for insurers to earn higher premiums. To be sure, the attacks caused severe losses to insurers, but we believe there will be substantial price increases for the industry, which should bolster future profits.
     We believe the Morgan Growth Fund is well-positioned in its goal to outpace the Growth Fund Stock Index. Although we have concerns about the near-term health of the economy and the stock market, our view is that trying to time recoveries is risky, and usually unrewarding, investment behavior. We therefore will maintain our fully invested posture, keeping our eyes on the long term. The future is bright, we believe, because U.S. economic infrastructure is solid and because the nation leads the world in innovation and initiative.

Wellington Management Company, llp
Franklin Portfolio Associates, LLC
Vanguard Quantitative Equity Group
October 12, 2001

FUND PROFILE                                            As of September 30, 2001
  FOR MORGAN GROWTH FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 10.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                             Best       Wilshire
                                                 Fund        Fit*           5000
--------------------------------------------------------------------------------
Number of Stocks                                  328       1,245          6,196
Median Market Cap                              $25.1B      $27.0B         $33.8B
Price/Earnings Ratio                            26.1x       27.4x          24.2x
Price/Book Ratio                                 2.7x        3.2x           2.9x
Yield
 Investor Shares                                 0.4%        0.9%           1.5%
 Admiral Shares                                  0.4%        0.9%           1.5%
Return on Equity                                20.3%       23.4%          23.1%
Earnings Growth Rate                            18.8%       19.1%          15.4%
Foreign Holdings                                 3.2%        0.0%           0.0%
Turnover Rate                                     53%         --             --
Expense Ratio
 Investor Shares                              0.41%**         --             --
 Admiral Shares                               0.34%**         --             --
Cash Investments                                 0.9%         --             --
--------------------------------------------------------------------------------

-------------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

AOL Time Warner Inc.                        3.0%
 (media)
Citigroup, Inc.                             2.8
 (financial services)
American International Group, Inc.          2.4
 (insurance)
Pfizer, Inc.                                2.3
 (pharmaceuticals)
Microsoft Corp.                             2.2
 (software)
Liberty Media Corp.                         2.1
 (media)
First Data Corp.                            2.1
 (financial services)
Pharmacia Corp.                             1.9
 (pharmaceuticals)
PepsiCo, Inc.                               1.7
 (beverage)
Baxter International, Inc.                  1.6
 (biotechnology)
-------------------------------------------------
Top Ten                                     22.1%
-------------------------------------------------

-------------------------------------------------------------
VOLATILITY MEASURES
                                  Best               Wilshire
                          Fund    Fit*       Fund        5000
-------------------------------------------------------------
R-Squared                 0.96    1.00       0.95        1.00
Beta                      0.95    1.00       1.22        1.00
-------------------------------------------------------------


-----------------------
INVESTMENT FOCUS
[CHART]
MARKET CAP -- LARGE
STYLE -- GROWTH
-----------------------


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% of common stocks)

                                                         Best       Wilshire
                                             Fund        Fit*           5000
--------------------------------------------------------------------------------
Auto & Transportation                         1.5%        1.7%           2.0%
Consumer Discretionary                       22.1        16.2           13.6
Consumer Staples                              4.7         5.8            7.2
Financial Services                           18.9        19.0           20.9
Health Care                                  23.1        19.1           15.4
Integrated Oils                               2.3         1.7            3.8
Other Energy                                  2.0         4.5            2.3
Materials & Processing                        0.5         1.4            3.2
Producer Durables                             3.1         3.4            3.1
Technology                                   14.8        18.1           13.7
Utilities                                     4.7         5.3            9.5
Other                                         2.3         3.8            5.3
--------------------------------------------------------------------------------
 *Growth Fund Stock Index.
**Annualized.

[COMPUTER]
Visit our website
www.vanguard.com
for regularly updated
fund information.

GLOSSARY OF INVESTMENT TERMS

Beta. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
Cash Investments. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
Expense Ratio. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
Foreign Holdings. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
Price/Earnings Ratio. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-Squared. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
Turnover Rate. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
Yield. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                     As of September 30, 2001
  FOR MORGAN GROWTH FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.
     Note that average annual returns are based on the fund's new fiscal year-end.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE September 30, 1991-September 30, 2001

[MOUNTAIN CHART]
Date        Morgan Growth  Average Multi  Growth Fund   S&P 500      Wilshire
               Fund      Cap Growth Fund  Stock Index    Index      5000 Index
199109         10000         10000         10000         10000         10000
199112         10769         11118         10904         10838         10870
199203         10654         10868         10679         10565         10725
199206         10451         10379         10454         10766         10713
199209         10877         10698         10893         11105         11041
199212         11796         12060         11976         11664         11845
199303         12050         12280         12411         12174         12350
199306         12088         12626         12566         12233         12442
199309         12438         13447         13194         12549         12946
199312         12660         13726         13630         12840         13182
199403         12148         13310         13285         12353         12690
199406         11765         12639         12987         12405         12591
199409         12552         13462         13764         13011         13275
199412         12449         13391         13615         13009         13173
199503         13470         14420         14784         14276         14363
199506         15058         15973         16499         15639         15704
199509         16602         17590         17978         16882         17139
199512         16929         17899         18333         17898         17975
199603         17977         18877         19396         18859         18985
199606         18999         20022         20265         19705         19821
199609         19946         20490         20976         20314         20382
199612         20873         21180         22620         22007         21788
199703         20672         20221         22540         22597         21929
199706         23991         23436         26531         26543         25632
199709         27351         26436         29687         28531         28133
199712         27305         25846         29547         29350         28605
199803         30901         29341         33757         33444         32399
199806         31726         29963         34576         34548         33030
199809         26520         25466         30003         31112         29057
199812         33383         32979         37870         37738         35308
199903         34870         34799         39451         39618         36640
199906         38150         37325         42719         42410         39500
199909         36370         36132         40240         39762         36887
199912         44767         50240         47507         45678         43626
200003         47910         57463         50785         46726         45291
200006         46199         54427         50788         45485         43260
200009         45394         55437         50096         45044         43332
200012         39167         44679         43252         41520         38855
200103         33618         34351         35877         36597         34061
200106         36954         37163         38332         38739         36606
200109         29246         27635         29471         33053         30787


                                      Average Annual Total Returns
                                    Periods Ended September 30, 2001
                                    -------------------------------- Final Value
                                        One        Five        Ten  of a $10,000
                                       Year       Years      Years    Investment
--------------------------------------------------------------------------------
Morgan Growth Fund Investor Shares   -35.57%      7.95%     11.33%       $29,246
Average Multi-Cap Growth Fund*       -50.15       6.17      10.70         27,635
Growth Fund Stock Index**            -41.17       7.04      11.41         29,471
S&P 500 Index                        -26.62      10.23      12.70         33,053
Wilshire 5000 Index                  -28.95       8.60      11.90         30,787
--------------------------------------------------------------------------------
                                                                     Final Value
                                              Total Returns        of a $250,000
                           May 14, 2001+-September 30, 2001           Investment
--------------------------------------------------------------------------------
Morgan Growth Fund Admiral Shares                   -21.12%             $197,200
S&P 500 Index                                       -16.23              209,433
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) September 30, 1991-September 30, 2001
[BAR CHART]
               Fund          Index
 1992           8.8           8.9
 1993          14.3          21.1
 1994           0.9           4.3
 1995          32.3          30.6
 1996          20.1          16.7
 1997          37.1          41.5
 1998            -3           1.1
 1999          37.1          34.1
 2000          24.8          24.5
 2001         -35.6         -41.2
--------------------------------------------------------------------------------


 *Derived from data provided by Lipper Inc.
**Reflects  the returns of the average  common stock  holdings of the 50 largest growth-oriented mutual funds.
 +Inception.
See Financial Highlights table on page 20 for dividend and capital gains information for the past five years.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.
     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)
     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.
     Finally, keep in mind that a fund's past performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
Average Annual Total Returns                  Periods Ended September 30, 2001
                                           One Year     Five Years     Ten Years
                                           -------------------------------------
Morgan Growth Fund Investor Shares
Returns Before Taxes                        -35.57%          7.95%        11.33%
Returns After Taxes on Distributions        -37.73           4.52          8.19
Returns After Taxes on Distributions
 and Sale of Fund Shares                    -19.92           6.02          8.58
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
 September 30, 2001

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
MORGAN GROWTH FUND                                    Shares               (000)
--------------------------------------------------------------------------------
COMMON STOCKS (95.5%)(1)
--------------------------------------------------------------------------------
Auto & Transportation (1.5%)
* FedEx Corp.                                        392,200           $  14,413
* Ryanair Holdings PLC ADR                           245,200              10,046
  Burlington Northern
    Santa Fe Corp.                                   263,600               7,051
  Genuine Parts Co.                                  155,000               4,938
  United Parcel Service, Inc.                         91,500               4,756
* Gentex Corp.                                       108,900               2,602
  Norfolk Southern Corp.                              97,400               1,570
  Union Pacific Corp.                                 19,300                 905
  Ford Motor Co.                                      47,680                 827
* AMR Corp.                                           40,100                 768
  General Motors Corp.                                 8,500                 365
  TRW, Inc.                                           10,000                 298
* Northwest Airlines Corp. Class A                    11,700                 133
  CSX Corp.                                            2,500                  79
                                                                     -----------
                                                                          48,751
                                                                     -----------
Consumer Discretionary (21.1%)
* AOL Time Warner Inc.                             2,974,600              98,459
* Liberty Media Corp. Class A                      5,612,600              71,280
  Home Depot, Inc.                                 1,304,450              50,052
* Viacom Inc. Class B                              1,097,488              37,863
* Clear Channel
   Communications, Inc.                              780,474              31,024
* USA Networks, Inc.                               1,596,300              28,701
  Kimberly-Clark Corp.                               403,400              25,011
* Bed Bath & Beyond, Inc.                            975,000              24,824
* Staples, Inc.                                    1,850,000              24,642
  Target Corp.                                       765,200              24,295
  Waste Management, Inc.                             800,100              21,395
  Knight Ridder                                      308,400              17,224
* EchoStar Communications Corp.                      731,400              17,020
  Darden Restaurants Inc.                            549,800              14,432
  News Corp. Ltd. ADR Pfd.                           670,000              14,264
* Kohl's Corp.                                       280,300              13,454
  Sears, Roebuck & Co.                               365,900              12,674
  E.W. Scripps Co. Class A                           195,000              11,877
* Cendant Corp.                                      839,300              10,743
  May Department Stores Co.                          346,500              10,055
  Wal-Mart Stores, Inc.                              187,400               9,276
* General Motors Corp. Class H                       605,000               8,065
* Michaels Stores, Inc.                              220,600               8,061
  Circuit City Stores, Inc.                          647,000               7,764
* eBay Inc.                                          143,600               6,570
* Jones Apparel Group, Inc.                          256,200               6,531
  Lowe's Cos., Inc.                                  205,400               6,501
  McDonald's Corp.                                   227,200               6,166
  Viad Corp.                                         284,900               5,464
* Convergys Corp.                                    196,500               5,453
* Best Buy Co., Inc.                                 117,400               5,336
  R.R. Donnelley & Sons Co.                          194,300               5,256
  Newell Rubbermaid, Inc.                            215,100               4,885
* TMP Worldwide, Inc.                                166,500               4,727
  Starwood Hotels & Resorts
   Worldwide, Inc.                                   205,800               4,528
  The Walt Disney Co.                                241,400               4,495
  Galileo International, Inc.                        192,100               3,988
  Whirlpool Corp.                                     72,000               3,985
* Pegasus Communications
   Corp. Class A                                     565,100               3,956

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
MORGAN GROWTH FUND                                    Shares               (000)
--------------------------------------------------------------------------------
* Dollar Tree Stores, Inc.                           210,000            $  3,938
* Office Depot, Inc.                                 241,500               3,284
* AutoZone Inc.                                       59,500               3,086
* Federated Department
   Stores, Inc.                                      100,000               2,820
  Wendy's International, Inc.                        104,000               2,772
* Reebok International Ltd.                          133,000               2,753
  Eastman Kodak Co.                                   84,300               2,742
  New York Times Co. Class A                          63,600               2,482
  TJX Cos., Inc.                                      64,800               2,132
  The McGraw-Hill Cos., Inc.                          33,000               1,921
* Travelocity.com Inc.                               132,200               1,758
* Timberland Co.                                      48,000               1,301
  Liz Claiborne, Inc.                                 34,400               1,297
  Dollar General Corp.                                80,300                 940
* The Neiman Marcus
   Group, Inc. Class A                                33,900                 829
  Talbots Inc.                                         5,900                 132
                                                                     -----------
                                                                         704,483
                                                                     -----------
Consumer Staples (4.5%)
  PepsiCo, Inc.                                    1,199,400              58,171
  Philip Morris Cos., Inc.                           629,900              30,418
  Kraft Foods Inc.                                   634,400              21,804
  Procter & Gamble Co.                               165,500              12,046
* Safeway, Inc.                                      264,000              10,486
  The Pepsi Bottling Group, Inc.                     117,200               5,399
  R.J. Reynolds Tobacco
   Holdings, Inc.                                     91,000               5,200
  Anheuser-Busch Cos., Inc.                           77,700               3,254
* The Kroger Co.                                     107,000               2,636
  Sara Lee Corp.                                      37,200                 792
  The Coca-Cola Co.                                    6,700                 314
  Walgreen Co.                                         5,200                 179
                                                                     -----------
                                                                         150,699
                                                                     -----------
Financial Services (18.1%)
  Citigroup, Inc.                                  2,263,780              91,683
  American International
   Group, Inc.                                     1,024,035              79,875
  First Data Corp.                                 1,176,300              68,531
  Fannie Mae                                         598,000              47,876
  Freddie Mac                                        626,100              40,696
  Ace, Ltd.                                          950,000              27,426
  AMBAC Financial Group Inc.                         409,200              22,387
  Bank of America Corp.                              309,213              18,058
  MBIA, Inc.                                         316,400              15,820
  Aon Corp.                                          358,800              15,070
  MBNA Corp.                                         407,000              12,328
* SunGard Data Systems, Inc.                         463,600              10,834
  Golden West Financial Corp.                        151,600               8,808
  Lehman Brothers Holdings, Inc.                     154,500               8,783
  FleetBoston Financial Corp.                        237,200               8,717
  Automatic Data Processing, Inc.                    184,600               8,684
  J.P. Morgan Chase & Co.                            250,574               8,557
  Fidelity National Financial, Inc.                  301,420               8,105
  John Hancock Financial
   Services, Inc.                                    176,000               7,031
  Deluxe Corp.                                       175,900               6,076
  Washington Mutual, Inc.                            150,500               5,791
  Green Point Financial Corp.                        157,800               5,539
  UnionBanCal Corp.                                  157,755               5,338
  T. Rowe Price Group Inc.                           174,900               5,125
  Progressive Corp. of Ohio                           33,700               4,512
* BISYS Group, Inc.                                   85,000               4,507
  The PMI Group Inc.                                  66,450               4,146
  St. Paul Cos., Inc.                                100,000               4,122
  Countrywide Credit
   Industries, Inc.                                   89,361               3,926
* HomeStore.com, Inc.                                483,800               3,701
  Radian Group, Inc.                                  94,500               3,638
  Wachovia Corp.                                     117,000               3,627
  Old Republic International Corp.                   135,300               3,546
  PNC Financial Services Group                        56,500               3,235
  CIGNA Corp.                                         33,600               2,787
  Arthur J. Gallagher & Co.                           75,000               2,539
  TCF Financial Corp.                                 50,000               2,303
  Morgan Stanley
   Dean Witter & Co.                                  47,500               2,202
  MGIC Investment Corp.                               32,400               2,117
  Household International, Inc.                       36,000               2,030
  Marsh & McLennan Cos., Inc.                         20,200               1,953
* DST Systems, Inc.                                   44,000               1,903
* eFunds Corp.                                       103,994               1,731
  Delphi Financial Group, Inc.                        50,000               1,690
  Comerica, Inc.                                      30,400               1,684
  Equifax, Inc.                                       75,600               1,656
  Merrill Lynch & Co., Inc.                           33,100               1,344
* Certegy, Inc.                                       34,600                 898
                                                                     -----------
                                                                         602,935
                                                                     -----------
Health Care (22.1%)
  Pfizer, Inc.                                     1,889,450              75,767
  Pharmacia Corp.                                  1,523,200              61,781
  Baxter International, Inc.                         995,000              54,775
  AstraZeneca Group PLC ADR                          920,000              42,964
  Abbott Laboratories                                820,600              42,548
* Tenet Healthcare Corp.                             697,800              41,624
  UnitedHealth Group Inc.                            410,400              27,292
* Gilead Sciences, Inc.                              473,600              26,602
* Immunex Corp.                                    1,375,800              25,700
  American Home Products Corp.                       432,100              25,170
  Cardinal Health, Inc.                              326,175              24,121
  Merck & Co., Inc.                                  352,600              23,483
* Genzyme Corp.-
   General Division                                  423,900              19,254
  Johnson & Johnson                                  329,532              18,256
* Forest Laboratories, Inc.                          244,300              17,624
  Beckman Coulter, Inc.                              355,000              15,709
  Schering-Plough Corp.                              401,800              14,907
* St. Jude Medical, Inc.                             195,000              13,348

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
                                                      Shares               (000)
--------------------------------------------------------------------------------
  Becton, Dickinson & Co.                            354,300           $  13,109
  McKesson Corp.                                     332,100              12,550
* Cytyc Corp.                                        446,700              11,976
* Chiron Corp.                                       232,600              10,320
* IVAX Corp.                                         431,850               9,574
* Gambro AB                                        1,614,300               9,306
* HEALTHSOUTH Corp.                                  527,000               8,569
  Mylan Laboratories, Inc.                           223,000               7,274
* Andrx Corp.-Andrx Group                            111,600               7,245
* Caremark Rx, Inc.                                  428,000               7,139
  HCA Inc.                                           156,400               6,930
* Henry Schein, Inc.                                 165,000               6,369
* Genentech, Inc.                                    129,600               5,702
* Cerner Corp.                                       115,000               5,693
* Renal Care Group, Inc.                             175,000               5,385
* Quest Diagnostics, Inc.                             75,900               4,683
* Quintiles Transnational Corp.                      217,800               3,180
* Respironics, Inc.                                   75,000               2,667
  Medtronic, Inc.                                     60,200               2,619
* Aclara Biosciences, Inc.                           452,600               2,544
* Sequenom, Inc.                                     356,100               2,493
* Gene Logic Inc.                                    155,900               2,052
* Exelixis, Inc.                                     177,300               2,032
* Cephalon, Inc.                                      40,700               2,030
* Wellpoint Health Networks
   Inc. Class A                                       18,500               2,019
  Bristol-Myers Squibb Co.                            36,200               2,011
  Eli Lilly & Co.                                     24,800               2,001
* Varian, Inc.                                        77,700               1,980
* Novoste Corp.                                      277,300               1,644
* Cor Therapeutics, Inc.                              54,700               1,238
* Amylin Pharmaceuticals, Inc.                       220,300               1,218
* Varian Medical Systems, Inc.                        16,200               1,039
* Protein Design Labs, Inc.                           17,300                 817
* Zimmer Holdings, Inc.                               10,960                 304
  Allergan, Inc.                                       1,300                  86
                                                                     -----------
                                                                         736,723
                                                                     -----------
Integrated Oils (2.2%)
Exxon Mobil Corp.                                    586,800              23,120
USX-Marathon Group                                   537,100              14,367
Occidental Petroleum Corp.                           528,600              12,866
Chevron Corp.                                         79,800               6,763
Petrol Brasil ADR                                    250,000               4,800
Texaco Inc.                                           73,000               4,745
Phillips Petroleum Co.                                80,400               4,337
Conoco Inc. Class B                                  135,000               3,421
                                                                     -----------
                                                                          74,419
                                                                     -----------
Other Energy (1.9%)
  Enron Corp.                                        422,000              11,491
  Transocean Sedco Forex Inc.                        375,000               9,900
* BJ Services Co.                                    488,000               8,682
* Calpine Corp.                                      330,300               7,534
  Dynegy, Inc.                                       207,800               7,200
  Apache Corp.                                       152,700               6,565
* Nabors Industries, Inc.                            243,400               5,104
* Smith International, Inc.                          109,700               3,993
* Comstock Resources, Inc.                           190,000               1,129
  Valero Energy Corp.                                 31,600               1,109
  Equitable Resources, Inc.                           26,900                 807
                                                                     -----------
                                                                          63,514
                                                                     -----------
Materials & Processing (0.5%)
* Cabot Microelectronics Corp.                       101,200               4,889
* Dycom Industries, Inc.                             321,900               3,734
  PPG Industries, Inc.                                78,400               3,587
  Engelhard Corp.                                     46,800               1,081
  Alcoa Inc.                                          32,400               1,005
  Sherwin-Williams Co.                                31,600                 702
  Bowater Inc.                                        13,600                 599
  Weyerhaeuser Co.                                     8,000                 390
  Praxair, Inc.                                        7,200                 302
  Monsanto Co.                                         2,700                  91
                                                                     -----------
                                                                          16,380
                                                                     -----------

Producer Durables (3.0%)
  United Technologies Corp.                          423,600              19,696
* KLA-Tencor Corp.                                   279,400               8,823
  The Boeing Co.                                     245,000               8,207
  Pitney Bowes, Inc.                                 212,200               8,106
* Applied Materials, Inc.                            275,700               7,841
* LAM Research Corp.                                 427,400               7,244
* American Power
   Conversion Corp.                                  492,600               5,754
  D. R. Horton, Inc.                                 251,200               5,240
  Centex Corp.                                       131,100               4,422
  Caterpillar, Inc.                                   89,300               4,001
* American Tower Corp. Class A                       265,000               3,681
* Tektronix, Inc.                                    195,400               3,418
* Novellus Systems, Inc.                             108,400               3,096
  Goodrich Corp.                                      91,200               1,777
  Emerson Electric Co.                                31,500               1,482
  Embraer-Empresa Brasileira
   de Aeronautica S.A. ADR                           110,000               1,403
* EMCORE Corp.                                       161,600               1,383
  York International Corp.                            43,500               1,246
* Crown Castle International Corp.                   115,000               1,035
  Cooper Industries, Inc.                             20,700                 858
  Parker Hannifin Corp.                                5,100                 175
                                                                     -----------
                                                                          98,888
                                                                     -----------
Technology (14.1%)
* Microsoft Corp.                                  1,431,900              73,270
* Cisco Systems, Inc.                              3,171,400              38,628
* VeriSign, Inc.                                     841,330              35,252
* Dell Computer Corp.                              1,721,200              31,894
* Intuit, Inc.                                       645,400              23,105
* EMC Corp.                                        1,509,000              17,731
  Intel Corp.                                        864,300              17,666
  Computer Associates
   International, Inc.                               557,900              14,360
  General Dynamics Corp.                             133,300              11,773

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
MORGAN GROWTH FUND                                    Shares               (000)
--------------------------------------------------------------------------------
  Texas Instruments, Inc.                            451,200           $  11,271
* Sanmina Corp.                                      703,000               9,547
* NCR Corp.                                          313,400               9,292
  International Business
   Machines Corp.                                     98,700               9,110
* BEA Systems, Inc.                                  903,100               8,661
* Solectron Corp.                                    709,000               8,260
* Black Box Corp.                                    194,900               8,201
* Electronics for Imaging, Inc.                      487,600               7,938
* Apple Computer, Inc.                               495,800               7,690
* Comverse Technology, Inc.                          339,800               6,959
* Vishay Intertechnology, Inc.                       372,850               6,860
  Electronic Data Systems Corp.                      115,600               6,656
* Arrow Electronics, Inc.                            300,000               6,258
* UTStarcom, Inc.                                    381,400               6,198
  Scientific-Atlanta, Inc.                           342,000               6,001
* HNC Software, Inc.                                 320,200               5,988
* RSA Security Inc.                                  434,150               5,844
* PeopleSoft, Inc.                                   291,600               5,260
* Rational Software Corp.                            562,800               4,874
* Advanced Micro Devices, Inc.                       590,000               4,809
  Newport Corp.                                      318,700               4,494
* Oracle Corp.                                       356,900               4,490
  Adobe Systems, Inc.                                171,200               4,105
* Storage Technology Corp.                           317,800               3,988
* McDATA Corp. Class A                               460,123               3,860
* Micron Technology, Inc.                            187,800               3,536
  Hewlett-Packard Co.                                218,600               3,519
* Unisys Corp.                                       382,800               3,315
* National Semiconductor Corp.                       145,700               3,213
  AVX Corp.                                          191,500               3,116
* Atmel Corp.                                        347,000               2,318
* Peregrine Systems, Inc.                            180,000               2,273
  Harris Corp.                                        68,200               2,170
* Computer Sciences Corp.                             64,200               2,130
* Retek Inc.                                         158,100               1,924
* Apogent Technologies Inc.                           70,700               1,690
* Integrated Silicon Solution, Inc.                  159,500               1,370
* Tellabs, Inc.                                      133,700               1,321
* Integrated Device
   Technology Inc.                                    59,200               1,191
* International Rectifier Corp.                       38,100               1,037
* Sonus Networks, Inc.                               299,700                 899
* Symantec Corp.                                      23,900                 829
* Netegrity, Inc.                                     95,200                 816
* Adaptec, Inc.                                       96,800                 761
* Sun Microsystems, Inc.                              86,100                 712
  Motorola, Inc.                                      37,900                 591
  Compaq Computer Corp.                               63,400                 527
  Rockwell International Corp.                        34,200                 502
* Interwoven, Inc.                                   102,500                 396
* Juniper Networks, Inc.                              29,800                 289
* Infonet Services Corp.                              76,900                 165
* Advanced Fibre
   Communications, Inc.                                9,500                 139
* Viant Corp.                                         32,400                  40
                                                                     -----------
                                                                         471,082
                                                                     -----------
Utilities (4.5%)
* WorldCom, Inc.-
   WorldCom Group                                  2,428,450              36,524
  Qwest Communications
   International Inc.                              1,305,000              21,794
* Cox Communications, Inc.
   Class A                                           291,800              12,183
  Sprint Corp.                                       480,600              11,539
* Comcast Corp.-Special Class A                      239,024               8,574
* AT&T Wireless Services Inc.                        538,200               8,041
  BellSouth Corp.                                    134,800               5,601
  Duke Energy Corp.                                  138,000               5,223
  Korea Telecom Corp. ADR                            250,000               4,573
  Korea Electric Power
   Corp. ADR                                         500,000               4,425
* Cablevision Systems-
   NY Group A                                        105,600               4,323
  ALLTEL Corp.                                        67,000               3,883
* NTL Inc.                                         1,214,875               3,766
* China Unicom Ltd ADR                               237,600               2,566
  Entergy Corp.                                       66,000               2,347
  Reliant Energy, Inc.                                88,800               2,337
  Dominion Resources, Inc.                            32,200               1,911
  Questar Corp.                                       92,000               1,857
  UtiliCorp United, Inc.                              61,000               1,709
* UnitedGlobalCom Inc. Class A                       721,400               1,674
  Kinder Morgan, Inc.                                 29,500               1,452
  CenturyTel, Inc.                                    38,250               1,281
  Telephone & Data Systems, Inc.                      10,500                 990
* Time Warner Telecom Inc.                            80,100                 581
* Allegiance Telecom, Inc.                           121,600                  36
  WorldCom, Inc. --MCI Group                          14,370                 219
                                                                     -----------
                                                                         149,739
                                                                     -----------
Other (2.0%)
  General Electric Co.                             1,003,700              37,338
  Tyco International Ltd.                            435,000              19,793
* Industria de Diseno Textil, S.A.                   361,790               6,096
  Minnesota Mining &
   Manufacturing Co.                                  28,400               2,795
  GenCorp, Inc.                                      100,000               1,134
* Berkshire Hathaway Inc. Class A                         12                 840
                                                                     -----------
                                                                          67,996
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $3,354,463)                                                     3,185,609
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Face              Market
                                                      Amount              Value*
                                                       (000)               (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.9%)(1)
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
(2) 3.59%, 10/11/2001                               $ 17,000            $ 16,988
Repurchase Agreements
Collateralized by U.S. Government
 Obligations in a Pooled
 Cash Account
 3.33%, 10/1/2001--Note G                             13,130              13,130
 3.34%, 10/1/2001                                    132,967             132,967
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $163,080)                                                         163,085
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
 (Cost $3,517,543)                                                     3,348,694
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      18,285
Liabilities--Note G                                                     (34,127)
                                                                     -----------
                                                                        (15,842)
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                     $3,332,852
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.1% and 1.3%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2) Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
                                                                          Amount
                                                                           (000)
--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                       $4,237,741
Undistributed Net Investment Income                                       11,754
Accumulated Net Realized Losses--Note E                                (740,532)
Unrealized Depreciation--Note F
Investment Securities                                                  (168,849)
Futures Contracts                                                        (7,262)
--------------------------------------------------------------------------------
NET ASSETS                                                            $3,332,852
================================================================================
Investor Shares--Net Assets
Applicable to 241,173,333 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                            $3,065,586
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INVESTOR SHARES                                                          $12.71
================================================================================
Admiral Shares--Net Assets
Applicable to 6,776,169 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                              $267,266
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 ADMIRAL SHARES                                                           $39.44
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the two most recent reporting periods, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the periods.

--------------------------------------------------------------------------------
                                                     MORGAN GROWTH FUND
                                           -------------------------------------
                                              Jan. 1 to               Year Ended
                                         Sept. 30, 2001            Dec. 31, 2000
                                                  (000)                    (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
 Dividends                                     $ 19,758                 $ 34,217
 Interest                                         8,312                   26,162
 Security Lending                                   351                      985
--------------------------------------------------------------------------------
  Total Income                                   28,421                   61,364
--------------------------------------------------------------------------------
Expenses
 Investment Advisory Fees--Note B
  Basic Fee                                       3,154                    5,169
  Performance Adjustment                          (495)                    (396)
 The Vanguard Group--Note C
  Management and Administrative
   Investor Shares                                9,920                   16,416
   Admiral Shares                                   151                       --
  Marketing and Distribution
   Investor Shares                                  449                      578
   Admiral Shares                                     2                       --
  Custodian Fees                                    106                      103
  Auditing Fees                                      11                       11
  Shareholders' Reports
   Investor Shares                                  167                      150
   Admiral Shares                                    --                       --
 Trustees' Fees and Expenses                          7                        8
--------------------------------------------------------------------------------
  Total Expenses                                 13,472                   22,039
  Expenses Paid Indirectly--Note D                (650)                    (914)
--------------------------------------------------------------------------------
  Net Expenses                                   12,822                   21,125
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                            15,599                   40,239
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                   (691,259)                  656,127
 Futures Contracts                             (49,900)                  (8,862)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                      (741,159)                  647,265
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                        (426,246)              (1,386,533)
 Futures Contracts                                  176                 (16,805)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
 (DEPRECIATION)                               (426,070)              (1,403,338)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                 $(1,151,630)               $(715,834)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the three most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                         Morgan Growth Fund
                                                      Year Ended December 31,
                                         Jan. 1 to   ---------------------------
                                    Sept. 30, 2001         2000            1999
                                             (000)        (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                    $ 15,599     $ 40,239        $ 28,782
 Realized Net Gain (Loss)                 (741,159)     647,265         666,279
 Change in Unrealized Appreciation
  (Depreciation)                          (426,070)  (1,403,338)        570,381
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations                      (1,151,630)    (715,834)      1,265,442
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income
  Investor Shares                               --      (38,655)        (29,733)
  Admiral Shares                                --           --              --
 Realized Capital Gain
  Investor Shares                          (13,439)    (746,126)       (600,879)
  Admiral Shares                                --           --              --
--------------------------------------------------------------------------------
  Total Distributions                      (13,439)    (784,781)       (630,612)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note H
 Investor Shares                          (483,688)   1,095,281         876,330
 Admiral Shares                            320,610           --              --
  Net Increase (Decrease) from Capital
   Share Transactions                     (163,078)   1,095,281         876,330
--------------------------------------------------------------------------------
  Total Increase (Decrease)             (1,328,147)    (405,334)      1,511,160
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                     4,660,999    5,066,333       3,555,173
--------------------------------------------------------------------------------
 End of Period                          $3,332,852   $4,660,999      $5,066,333
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

---------------------------------------------------------------------------------------------
                                                      Morgan Growth Fund Investor Shares
                                                           Year Ended December 31,
For a Share Outstanding            Jan. 1 to     --------------------------------------------
Throughout Each Period        Sept. 30, 2001      2000     1999      1998      1997     1996
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period  $17.08    $22.92   $19.72    $17.54    $15.63   $14.09
---------------------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                   .06       .16      .14       .18      .160      .14
 Net Realized and Unrealized Gain (Loss)
  on Investments                       (4.38)    (2.90)    6.29      3.61     4.435     3.07
---------------------------------------------------------------------------------------------
  Total from Investment Operations     (4.32)    (2.74)    6.43      3.79     4.595     3.21
---------------------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income     --      (.15)    (.15)     (.18)    (.160)    (.14)
 Distributions from Realized
  Capital Gains                         (.05)    (2.95)   (3.08)    (1.43)   (2.525)   (1.53)
---------------------------------------------------------------------------------------------
  Total Distributions                   (.05)    (3.10)   (3.23)    (1.61)   (2.685)   (1.67)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $12.71    $17.08   $22.92    $19.72    $17.54   $15.63
=============================================================================================
Total Return                         -25.33%   -12.51%   34.10%    22.26%    30.81%   23.30%
=============================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period (Millions) $3,066    $4,661   $5,066    $3,555    $2,795   $2,054
 Ratio of Total Expenses to Average
  Net Assets                          0.41%*     0.40%    0.42%     0.44%     0.48%    0.51%
 Ratio of Net Investment Income to
  Average Net Assets                  0.49%*     0.73%    0.71%     0.96%     0.93%    0.97%
 Portfolio Turnover Rate                 53%       94%      65%       81%       76%      73%
=============================================================================================
*Annualized.

--------------------------------------------------------------------------------
                                              Morgan Growth Fund Admiral Shares
                                                                     May 14* to
For a Share Outstanding Throughout The Period                September 30, 2001
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $50.00
--------------------------------------------------------------------------------
Investment Operations
 Net Investment Income                                                      .12
 Net Realized and Unrealized Gain (Loss) on Investments                  (10.68)
--------------------------------------------------------------------------------
  Total from Investment Operations                                       (10.56)
--------------------------------------------------------------------------------
Distributions
 Dividends from Net Investment Income                                        --
 Distributions from Realized Capital Gains                                   --
--------------------------------------------------------------------------------
  Total Distributions                                                        --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $39.44
================================================================================
Total Return                                                            -21.12%
================================================================================
Ratios/Supplemental Data
 Net Assets, End of Period (Millions)                                      $267
 Ratio of Total Expenses to Average Net Assets                          0.34%**
 Ratio of Net Investment Income to Average Net Assets                   0.56%**
 Portfolio Turnover Rate                                                    53%
================================================================================
 *Inception.
**Annualized.


NOTES TO FINANCIAL STATEMENTS

Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on May 14, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Effective in 2001, the fund's fiscal year-end changed from December 31 to September 30.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase
agreements  secured  by  U.S.   government
securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. Futures Contracts: The fund uses S&P 500 and S&P Midcap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, and Franklin Portfolio Associates, LLC, provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to an index of the equity holdings of the largest growth stock mutual funds.
     The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $433,000 for the period ended September 30, 2001.
     For the period ended September 30, 2001, the aggregate investment advisory fee represented an effective annual basic rate of 0.10% of the fund's average net assets before a decrease of $495,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2001, the fund had contributed capital of $718,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.7% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the period ended September 30, 2001, these arrangements reduced the fund's expenses by $650,000 (an annual rate of 0.02% of average net assets).

E. During the period ended September 30, 2001, the fund purchased $2,103,577,000 of investment securities and sold $2,149,598,000 of investment securities, other than temporary cash investments.
     At September 30, 2001, the fund had available realized losses of $748,984,000 to offset future net capital gains through September 30, 2010.

F. At September 30, 2001, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $168,849,000, consisting of unrealized gains of $497,417,000 on securities that had risen in value since their purchase and $666,266,000 in unrealized losses on securities that had fallen in value since their purchase.
     At September 30, 2001, the aggregate settlement value of open futures contracts expiring in December 2001, and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                              (000)
                                               ---------------------------------
                                               Aggregate
                              Number of       Settlement              Unrealized
Futures Contracts        Long Contracts            Value            Depreciation
--------------------------------------------------------------------------------
S&P 500 Index                       294          $76,712                $(3,108)
S&P MidCap 400 Index                193           41,828                 (4,154)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for federal income tax purposes.

G. The market value of securities on loan to broker/dealers at September 30, 2001, was $10,048,000, for which the fund held cash collateral of $13,130,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

----------------------------------------------------------------------------------------------------------
                                                January 1 to           Year Ended           Year Ended
                                             September 30, 2001     December 31, 2000   December 31, 1999
                                             ------------------     -----------------   ------------------
                                             Amount      Shares     Amount     Shares   Amount     Shares
                                              (000)       (000)      (000)      (000)    (000)      (000)
----------------------------------------------------------------------------------------------------------
Investor Shares
 Issued                                    $408,416      25,596 $1,462,014     65,713 $863,925     40,331
 Issued in Lieu of Cash Distributions        12,965         893    756,571     41,615  605,622     28,114
 Redeemed                                  (905,069)    (58,246)(1,123,304)   (55,398)(593,217)   (27,767)
                                           ---------------------------------------------------------------
  Net Increase (Decrease)--Investor Shares (483,688)    (31,757) 1,095,281     51,930  876,330     40,678
                                           ---------------------------------------------------------------
Admiral Shares
 Issued                                     329,692       6,992         --         --       --         --
 Issued in Lieu of Cash Distributions            --          --         --         --       --         --
 Redeemed                                    (9,082)       (216)        --         --       --         --
                                            --------------------------------------------------------------
  Net Increase (Decrease)--Admiral Shares   320,610       6,776         --         --       --         --
----------------------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Morgan Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Morgan Growth Fund (the "Fund") at September 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 1, 2001

--------------------------------------------------------------------------------
Special 2001 Tax Information
  (unaudited) for Vanguard Morgan Growth Fund

This information for the fiscal period ended September 30, 2001, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $16,693,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal period, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

John J. Brennan (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

Charles D. Ellis (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JoAnn Heffernan Heisen (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

Bruce K. MacLaury (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

Burton G. Malkiel (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

Alfred M. Rankin, Jr. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

James O. Welch, Jr. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc.

J. Lawrence Wilson (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmeriSource Health Corporation, Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. Gregory Barton, Secretary; Managing Director- Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

Thomas J. Higgins, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

James H. Gately, Direct Investor Services.
Kathleen C. Gubanich, Human Resources.
Ian A. MacKinnon, Fixed Income Group.
F. William McNabb, III, Institutional Investor Group.
Michael S. Miller, Planning and Development.
Ralph K. Packard, Chief Financial Officer.
George U. Sauter, Quantitative Equity Group.

--------------------------------------------------------------------------------
                                 John C. Bogle
               Founder; Chairman and Chief Executive, 1974-1996.

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ABOUT OUR COVER

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(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

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